Exhibit 10.2

Execution Version

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT (this “Guarantee”), dated as of September 3, 2026, by and among the Persons listed on the signature pages hereto under the caption “Guarantors,” any additional Persons that may become Guarantors hereunder pursuant to a duly executed joinder agreement in the form attached as Exhibit A hereto (each an “Additional Guarantor,” collectively, the “Additional Guarantors” and together with the Guarantors as of the date hereof, each a “Guarantor” and collectively, the “Guarantors”) and Barclays Bank PLC, as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

Capitalized terms used herein without definition shall have the meaning assigned to them in that certain Credit Agreement, dated as of September 3, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Doncasters Limited, a private company limited by shares incorporated in England & Wales under the number 00321992, as a Borrower, Doncasters Inc., a Delaware corporation, as a Borrower, DPC Holdings PLC, a public limited company incorporated in Jersey (the “Company”), the other Borrowers from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (together with the Lenders and the Issuing Banks, collectively, the “Guaranteed Parties”).

1.             Guarantee. Subject to Sections 18 (Guarantee Limitations) and 19 (German Limitation Language – German Guarantors), each Guarantor hereby absolutely and unconditionally guarantees, as a guarantee of payment and performance and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations and whether arising under any Loan Document (including all renewals, extensions, amendments and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Guaranteed Parties in connection with the collection or enforcement thereof to the extent provided in the Credit Agreement), and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any Guarantor or the Borrowers under the Applicable Law relating to bankruptcy, insolvency reorganization or relief of debtors, and including interest that accrues after the commencement by or against the Borrowers of any proceeding under the Bankruptcy Law (collectively, the “Guaranteed Obligations”). This Guarantee shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantors under this Guarantee, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing (other than payment of the Guaranteed Obligations); provided that, any Guarantor party hereto that is also a Borrower shall not guarantee its own primary Obligations. For the avoidance of doubt, the Guaranteed Obligations include the Obligations of each Person that is or becomes a Borrower under the Credit Agreement from time to time, including any Subsidiary of the Company that becomes a Borrower pursuant to Section 2.19 of the Credit Agreement after the date hereof, in each case without any further act, consent, confirmation or other action by, or notice to, any Guarantor, and each Guarantor hereby irrevocably consents to the accession of any such Person as a Borrower.

It is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional under any and all circumstances as described above:

(a)                at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b)                any of the acts mentioned in any of the provisions of the Loan Documents, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted;

(c)                the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect in the manner permitted by the Credit Agreement, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations; or

(d)                the release of any other Guarantor.

This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Guaranteed Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Guaranteed Parties or any other person at any time of any right or remedy against the Borrowers or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations.  This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and permitted assigns thereof, and shall inure to the benefit of the Guaranteed Parties, and their respective successors and permitted assigns.

2.             No Setoff or Deductions; Taxes; Payments. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless a Guarantor is compelled by law to make such deduction or withholding, in which case, such Guarantor shall be required to pay a tax gross up to the extent provided in Section 2.15 of the Credit Agreement.

3.             Rights of Guaranteed Parties. Each Guarantor consents and agrees that the Guaranteed Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend in accordance with the Credit Agreement, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; and (b) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guarantee or which, but for this provision, might operate as a discharge of such Guarantor.

4.              Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrowers or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the Guaranteed Parties) of the liability of the Borrowers; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrowers; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require the Guaranteed Parties to proceed against the Borrowers, or pursue any other remedy in the Guaranteed Parties’ power whatsoever; and (e) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guarantee or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

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5.             Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations and the obligations of any other guarantor, and a separate action may be brought against such Guarantor to enforce this Guarantee whether or not any Borrower or any other person or entity is joined as a party.

6.             Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guarantee until all of the Guaranteed Obligations and any amounts payable under this Guarantee have been paid and performed in full and any commitments of the Guaranteed Parties or facilities provided by the Guaranteed Parties with respect to the Guaranteed Obligations are terminated. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Guaranteed Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

7.             Termination; Reinstatement. This Guarantee is a continuing and irrevocable guarantee of all Guaranteed Obligations under the Loan Documents now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations are paid in full (other than indemnification and other contingent obligations that expressly survive pursuant to the terms of any Loan Document, in each case, not then due and payable) and any commitments of the Lenders under the Loan Documents or facilities provided by the Lenders under the Loan Documents with respect to the Guaranteed Obligations are terminated or expired, and all Letters of Credit have expired or been terminated or have been cash collateralized, backstopped or other arrangements satisfactory to the relevant Issuing Bank have been made (the “Guarantee Termination Date”). Notwithstanding the foregoing, this Guarantee shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrowers or any Guarantor is made, or the Guaranteed Parties exercise their right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Guaranteed Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under the Bankruptcy Law or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Guaranteed Parties are in possession of or have released this Guarantee and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guarantee.

8.             Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrowers under the Bankruptcy Law, or otherwise, all such amounts shall nonetheless be payable by each Guarantor immediately upon demand by the Guaranteed Parties.

9.             Miscellaneous. No provision of this Guarantee may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent (with the consent of the Lenders or Required Lenders, as required under the Credit Agreement) and each Guarantor. No failure by the Guaranteed Parties to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guarantee shall not affect the enforceability or validity of any other provision herein.

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10.           Condition of Borrowers. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrowers and any other guarantor such information concerning the financial condition, business and operations of the Borrowers and any such other guarantor as such Guarantor requires, and that the Administrative Agent has no duty, and such Guarantor is not relying on the Administrative Agent at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrowers or any other guarantor (such Guarantor waiving any duty on the part of the Administrative Agent to disclose such information and any defense relating to the failure to provide the same).

11.           Setoff. If and to the extent any payment is not made when due hereunder, each of the Administrative Agent, each Lender and each Issuing Bank may setoff and charge from time to time any amount so due against any or all of any Guarantor’s accounts or deposits with the Administrative Agent, such Lender or such Issuing Bank, as applicable.

12.           Indemnification, Expenses and Survival. The provisions of Sections 10.03 and 10.05 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.

13.           Binding Effect; Several Agreement; Assignments.  Whenever in this Guarantee any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Guarantee shall bind and inure to the benefit of each party hereto and their respective successors and permitted assigns.  This Guarantee may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Guarantee may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Guarantee. This Guarantee shall become effective as to each Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of such Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Guaranteed Parties, and their respective successors and permitted assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) without the prior written consent of the Required Lenders or as otherwise permitted by the Credit Agreement.

14.           Guarantor Release. A Guarantor shall automatically be released from its obligations hereunder, and the Guaranteed Obligations of such Guarantor shall be automatically released, under the circumstances described in Section 10.20 of the Credit Agreement. The Administrative Agent agrees to execute any release agreement reasonably requested by the released Guarantor from time to time to document any such release.

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15.           Additional Guarantors. Each subsidiary of the Company that is required to become a party to this Guarantee pursuant to Section 5.06 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Exhibit A hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

16.           Borrower Agent. Each Guarantor hereby irrevocably appoints and authorizes the Borrower Agent to act as its agent and on its behalf in connection with each Borrower Joinder Agreement and the accession of any Person as a Borrower under Section 2.19 of the Credit Agreement, including to execute and deliver each Borrower Joinder Agreement and to acknowledge and confirm therein that this Guarantee applies to the Obligations of the relevant new Borrower. Each Guarantor agrees that the Administrative Agent, the Lenders and the Issuing Banks may rely conclusively on any such execution, acknowledgement or confirmation by the Borrower Agent as binding on such Guarantor, and that no such execution, acknowledgement or confirmation shall be required in order for this Guarantee to apply to the Obligations of any such new Borrower. The appointment and authorization in this Section shall apply to each Additional Guarantor from and after the date on which it becomes a party to this Guarantee.

17.         Representations and Warranties; Covenants.

(a)        Each Guarantor hereby represents and warrants that the representations and warranties set forth in Article III of the Credit Agreement (and the other equivalent provisions set forth in the other Loan Documents) as they relate to such Guarantor and in the other Loan Documents to which such Guarantor is a party, all of which are hereby incorporated herein by reference, are true and correct in all material respects as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and the Guaranteed Parties shall be entitled to rely on each of them as if they were fully set forth herein.

(b)        Each Guarantor hereby covenants and agrees with the Guaranteed Parties that, from and after the date of this Guarantee and until the Guarantee Termination Date, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article V and VI of the Credit Agreement (and the other equivalent provisions set forth in the other Loan Documents) occurs, and so that no Default is caused by any act or failure to act of such Guarantor.

18.               Guarantee Limitations. This guarantee and the obligations and liabilities of each Loan Party under and in connection with the Loan Documents (including, without limitation, Section 1 (Guarantee) above):

(a)                does not apply to any liability to the extent that it would result in this guarantee being illegal, in breach of law or regulation, or constituting unlawful financial assistance in any relevant jurisdiction (including, for the avoidance of doubt, within the meaning of sections 678 or 679 of the Companies Act 2006 applicable to any Loan Party incorporated in the United Kingdom) concerning the financial assistance by that company for the acquisition of, or subscription for, shares or concerning the protection of shareholders’ capital;

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(b)                shall be subject to Section 19 (German Limitation Language – German Guarantors); and

(c)                shall be subject to any limitations set out in the joinder agreement to this Guarantee applicable to such Guarantor or the jurisdiction of incorporation of such Guarantor,

and any guarantee, indemnity, obligations and liabilities of each Loan Party shall be construed accordingly.

19.               German Limitation Language – German Guarantors. This Guarantee and all of the other Loan Documents shall be subject in all respects to the provisions set forth in this Section 19:

(a)                In this Section 19:

(i)            “German Guarantor” means each of DONCASTERS Precision Castings -Bochum GmbH and Dundee Holdco GmbH and any Additional Guarantor incorporated or established in Germany.

(ii)            “GmbHG” means the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung).

(iii)           “Guarantee Demand Date” means each date upon which the Administrative Agent makes a written demand to any German Guarantor to make payment in respect of its Guarantee Obligations.

(iv)            “Guarantee Obligations” means the obligations and liabilities of any German Guarantor under this Guarantee, the Credit Agreement and under any other guarantee or indemnity provision in any Loan Document.

(v)	“HGB” means the German Commercial Code (Handelsgesetzbuch).

(b)                   To the extent that a guarantee or indemnity given by a German Guarantor under any Loan Document relates to or is given in respect to liabilities which are owed by direct or indirect shareholders of that German Guarantor or Subsidiaries of such shareholders (such Subsidiaries not to include that German Guarantor and the Subsidiaries which are also Subsidiaries of that German Guarantor), the Administrative Agent (on behalf of each of the Lender-Related Persons) agrees not to enforce the guarantee or indemnity to the extent:

(i)            as is required to ensure that the amount of the relevant German Guarantor’s net assets (Reinvermögen), calculated as the sum of the balance sheet positions shown under section 266 sub-section (2) (A), (B), (C), (D) and (E) HGB less the sum of the amounts shown under balance sheet positions shown under section 266 (3) (B), (C), (D) and (E) HGB and any amounts not available for distribution to its shareholders in accordance with section 268 sub-section (8) HGB (the “Net Assets”), does not fall below the amount of its registered share capital (Stammkapital) (Begründung einer Unterbilanz) according to sections 30 and 31 of the GmbHG; or

(ii)            where the amount of the relevant German Guarantor’s Net Assets already is below the amount of its registered share capital, as is required as to ensure that such amount is not further reduced (Vertiefung einer Unterbilanz).

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(c)                    The limits in sub-paragraphs (b)(i) and (b)(ii) of this Section 19 (each a “Capital Impairment”) will not apply:

(i)            to any amounts which correspond to funds that have been borrowed under the Loan Documents and have been on-lent to, or otherwise been passed on to, the relevant German Guarantor or any of its Subsidiaries to the extent that any such on-lent or passed-on amount is still outstanding at the Guarantee Demand Date or other financial accommodation made available to, or bank guarantees issued for the benefit of creditors of, the relevant German Guarantor or a Subsidiary of the relevant German Guarantor by a Lender-Related Person under the Loan Documents and provided that, if this first sentence of this sub-paragraph 1 applies, the Administrative Agent waives with binding effect on the Lender-Related Persons the restrictions set out in Sections 2 (No Setoff or Deduction; Taxes; Payments), 4 (Certain Waivers) and 6 (Subrogation) of the Guarantee in respect of the relevant German Guarantor’s (and any other restrictions contained in any Loan Document in respect of the relevant German Guarantor’s right to set-off its) recourse claim (if any) arising as a result of the enforcement of the guarantee or indemnity so that it shall be permitted for the relevant German Guarantor to make use of its rights to set-off its recourse claim (if any) against the loan obligation in respect of the amounts on-lent to it. For the avoidance of doubt, the Administrative Agent may elect not to waive the restrictions set out in Sections 2 (No Setoff or Deduction; Taxes; Payments), 4 (Certain Waivers) and 6 (Subrogation) of the Guarantee in respect of the relevant German Guarantor’s (and any other restrictions contained in the Loan Documents in respect of the relevant German Guarantor’s right to set-off) its recourse claim (if any) arising as a result of the enforcement of the guarantee or indemnity against the relevant German Guarantor provided that if the Administrative Agent so elects the limits in sub-paragraphs (b)(i) and (b)(ii) of this Section 19 apply in relation to any amounts which correspond to funds that have been borrowed under any Loan Document and have been on-lent to, or otherwise been passed on to, the relevant German Guarantor or any of its Subsidiaries;

(ii)            if following the Guarantee Demand Date the relevant German Guarantor does not provide financial statements in accordance with paragraphs (e) and (f) below;

(iii)            if and to the extent for any other reason (including, without limitation, as a result of a change in the relevant rules of law) the deficit (Unterbilanz) referred to under sub-paragraphs (b)(i) and (b)(ii) of this Section 19 does not constitute a breach of the relevant German Guarantor’s obligations to maintain its registered share capital pursuant to sections 30 et seq. GmbHG or does not result in a personal liability of the managing directors (Geschäftsführer) of the relevant German Guarantor pursuant to section 43 GmbHG, each as amended, supplemented and/or replaced from time to time;

(iv)            if on the Guarantee Demand Date the relevant German Guarantor (as dominated entity) is party to a domination and/or profit and loss transfer agreement (Beherrschungs- und/oder Gewinnabführungsvertrag) other than where despite the existence of such domination and/or profit and loss transfer agreement (Beherrschungs- und/oder Gewinnabführungsvertrag) there would be a violation of sections 30 or 31 GmbHG; or

(v)            if and to the extent the relevant German Guarantor holds on the Guarantee Demand Date a fully recoverable indemnity claim or claim for refund (vollwertiger Gegenleistungs- oder Rückgewähranspruch) against its shareholder that can be accounted for in the balance sheet of the relevant German Guarantor at full value (vollwertig).

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(d)                   For the purpose of the calculation of the Net Assets of the relevant German Guarantor, the following balance sheet items shall be disregarded:

(i)            the amount of any increase of the relevant German Guarantor’s registered share capital after the date that German Guarantor became a party to this Guarantee (y) if and to the extent it has been effected without the prior written consent of the Administrative Agent, or (z) if and to the extent it has been effected with the consent of the Administrative Agent to the extent it is not fully paid up; and

(ii)            loans provided to the relevant German Guarantor by the Company or any Subsidiary of the Company, unless a waiver of the repayment claim of the Company or relevant Subsidiary of the Company granting such loan, the contribution of such repayment claim in the capital reserves of the relevant German Guarantor, and any other way of extinguishing the loan (e.g. by assignment to the borrower under that loan) would violate mandatory legal restrictions applicable to the Company or relevant Subsidiary of the Company; and

(iii)            loans or other liabilities incurred in grossly negligent or willful violation of the provisions of any Loan Document shall be disregarded.

(e)                   Each German Guarantor shall deliver (within twenty (20) Business Days following any Guarantee Demand Date to that German Guarantor) to the Administrative Agent a notification stating that and to which extent the amount payable in respect of its Guarantee Obligations shall be limited in accordance with sub-paragraphs (b)(i) and (b)(ii) of this Section 19 and taking into account the adjustments in paragraph (d) above, such notification to be supported by evidence reasonably satisfactory to the Administrative Agent, i.e., interim financial statements (Stichtagsbilanz) showing the balance sheet positions mentioned in sub-paragraph (b)(i) of this Section 19 (taking into account the adjustments in paragraph (d) above) as of the date on which the enforcement of the obligations under any Loan Document is sought (as set forth above, the “Management Determination”).

(f)                   Following the Administrative Agent’s receipt of the Management Determination, upon the Administrative Agent’s request (acting reasonably) (the “Administrative Agent’s Request”), the relevant German Guarantor will deliver (within thirty (30) Business Days following receipt of the Administrative Agent’s Request) to the Administrative Agent an up-to-date balance sheet drawn-up by the relevant German Guarantor’s auditors together with a determination of the Net Assets. Such balance sheet and determination of Net Assets shall be prepared in accordance with accounting principles pursuant to the HGB, be based on the same principles that were applied when establishing the previous year’s balance sheet and take into account the adjustments in paragraph (d) above. The determination by the relevant German Guarantor’s auditors (as set forth above, the “Auditors’ Determination”) pertaining to the relevant German Guarantor shall have been prepared as of the Guarantee Demand Date.

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(g)                   The Administrative Agent shall be entitled to demand payment under the relevant German Guarantor’s guarantee in an amount which would, in accordance with the Management Determination or, if applicable and taking into account any previous enforcement in accordance with the Management Determination, the Auditors’ Determination, not cause the relevant German Guarantor’s Net Assets to be reduced below the registered share capital of that German Guarantor or further reduced if already below such registered share capital. If (A) and to the extent the Net Assets as determined by the Auditors’ Determination are lower than the amount enforced in accordance with the Management Determination or (B) the Guarantee Obligations have been enforced without regard to the limitations set out in sub-paragraphs (b)(i) and (b)(ii) of this Section 19 because the Auditors’ Determination was not delivered within the relevant time frame but has been delivered within five (5) Business Days following the due date for the delivery of the Auditors’ Determination, the Administrative Agent shall without undue delay repay to the relevant German Guarantor upon written demand of that German Guarantor any amount (if and to the extent already paid to the Lender-Related Persons (or any of them)) in the case of (A) equal to the difference between the amount paid and the amount payable resulting from the Auditors’ Determination, and in the case of (B) above, which the Administrative Agent would not have been entitled to enforce had the Auditors’ Determination been delivered in time provided such demand for repayment is made to the Administrative Agent within three (3) months (Ausschlussfrist) from the date the guarantee is enforced. The Administrative Agent may withhold any amount received pursuant to an enforcement of the relevant German Guarantor’s guarantee until final determination of the amount of the Net Assets pursuant to the Auditors’ Determination.

(h)                   If pursuant to the Auditors’ Determination the amount of the available Net Assets is higher than that set out in the Management Determination, the relevant German Guarantor shall pay such amount to the Lender-Related Persons within five (5) Business Days after receipt of the Auditors’ Determination.

(i)                    In a situation where the relevant German Guarantor does not have sufficient Net Assets to maintain its registered share capital, the relevant German Guarantor shall within three (3) months after a written request by the Administrative Agent, to the extent commercially justifiable and legally permitted, dispose of all assets which are not necessary for its business (nicht operativ betriebsnotwendig) where the relevant assets are shown in the balance sheet of that German Guarantor with a book value which (in the reasonable opinion of the Administrative Agent) is significantly lower than the market value of such assets. After the expiry of such three (3) months period the relevant German Guarantor shall, within five (5) Business Days, notify the Administrative Agent of the amount of the net proceeds from the sale and submit a statement with a new calculation of the amount of the Net Assets of that German Guarantor taking into account such proceeds. Such calculation shall, upon the Administrative Agent’s request (acting reasonably), be confirmed by one of the auditors of that German Guarantor within a period of twenty (20) Business Days following the request. If pursuant to such new calculation, the amount of the available Net Assets is higher than that set out before, the relevant German Guarantor shall pay such amount to the Lender-Related Persons within five (5) Business Days after providing such calculation to the Administrative Agent or, if a confirmation of the relevant German Guarantor’s auditors was requested, within five (5) Business Days after such calculation is received, but in any event after fifteen (15) Business Days following the request for such calculation of the Administrative Agent.

(j)                     The limits set out in sub-paragraphs (b)(i) and (b)(ii) of this Section 19 do not affect the rights of the Lender-Related Persons to claim any outstanding amount again at a later point in time (if any) to the extent that sub-paragraphs (b)(i) and (b)(ii) of this Section 19 would allow this at that later point.

(k)                   The provisions of this Section 19 shall apply to a limited partnership with a limited liability company as its general partner (GmbH & Co. KG) (“German KG Grantor”) mutatis mutandis and all references to Net Assets and Capital Impairment shall be construed as a reference to the Net Assets and a Capital Impairment of the general partner (Komplementär) of the German KG Grantor.

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20.            Waiver and Abandonment of Jersey Customary Law Rights. Without prejudice to the generality of any other waiver granted in any Loan Document, each Guarantor established in Jersey irrevocably abandons and waives any right it may have at any time under Jersey law whether existing or future:

(a)                   whether by virtue of the droit de division or otherwise, to require that any liability under any Loan Document be divided or apportioned with any other person or reduced in any manner whatsoever; and

(b)                   whether by virtue of the droit de discussion or otherwise, to require that recourse be had to the assets of any other person before any claim is enforced against that Guarantor under any Loan Document.

21.           Governing Law. This Guarantee AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTEE shall be governed by, and construed AND INTERPRETED in accordance with, the laws of the State of New York.

22.            Jurisdiction; Notices. (a) Each party hereto hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Guarantee, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof, in each case that are located in the Borough of Manhattan, The City of New York, (b) each Guarantor hereby irrevocably and unconditionally (i) agrees that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth in Section 10.01 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto, (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of any Guaranteed Party to sue in any other jurisdiction and (iv) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages. Each Guarantor agrees that each Guaranteed Party may disclose to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations of all or part of the Guaranteed Obligations any and all information in such Guaranteed Party’s possession concerning such Guarantor, this Guarantee and any security for this Guarantee, and (c) each Guarantor (i) hereby irrevocably appoint Corporation Service Company with an address of 2801 Centerville Road, Wilmington, DE 19808-1609 as its agent to receive on its behalf service of process in relation to any action or proceeding arising out of or relating to this Guarantee and (b) agree that failure by a process agent to notify such Guarantor of any process will not invalidate the proceedings concerned, and nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law. All notices and other communications to each Guarantor under this Guarantee shall be in writing and given as provided in Section 10.01 of the Credit Agreement.

10

23.           WAIVER OF JURY TRIAL; FINAL AGREEMENT. EACH OF THE GUARANTORS AND THE GUARANTEED PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY WITH RESPECT TO ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR THE GUARANTEED OBLIGATIONS. THIS GUARANTEE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

11

IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee as of the day and year first above written.

DONCASTERS LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

DONCASTERS INC.

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

DONCASTERS US HOLDINGS 2018 INC.

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

TRUCAST (NORTH AMERICA) LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

SOUTHERN TOOL, LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

CERTIFIED ALLOY PRODUCTS, INC.

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

[Signature Page to Guarantee]

DONCASTERS US 2 LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

DONCASTERS US LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

DONCASTERS US FINANCE LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

TRUCAST, LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

IVOSTUD LLC

By:	/s/ David Egan
Name: David Egan
Title: Chief Financial Officer & Assistant Secretary

DONCASTERS US 3 LLC

By:	/s/ Jason Mays
Name: Jason Mays
Title: President

[Signature Page to Guarantee]

DUNDEE PIKCO LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

DUNDEE HOLDCO 3 LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

DUNDEE HOLDCO 4 LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

TRUCAST LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

ROSS & CATHERALL LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

DERITEND INTERNATIONAL LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

[Signature Page to Guarantee]

DONCASTERS UK HOLDINGS LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

CHARD PRECISION CASTINGS LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

DONCASTERS UK FINANCE LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

DONCASTERS BLAENAVON LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

ALLOY PARENT LIMITED

By:	/s/ David Egan
Name: David Egan
Title: Director

[Signature Page to Guarantee]

SIGNED by Michael Quinn	)
for and on behalf of DONCASTERS	)
PRECISION CASTINGS-BOCHUM	)	/s/ Michael Quinn
GMBH	)
	)	Signature

Position: Managing Director
(Geschäftsführer)

SIGNED by Michael Quinn	)
for and on behalf of DUNDEE HOLDCO	)
GMBH	)	/s/ Michael Quinn
)
	)	Signature

Position: Managing Director
(Geschäftsführer)

SIGNED by Michael Quinn	)
for and on behalf of IVOSTUD GMBH	)
	)	/s/ Michael Quinn
)
	)	Signature

Position: Managing Director
(Geschäftsführer)

[Signature Page to Guarantee]

AGREED AND ACCEPTED:

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Teena Thakrar
Name: Teena Thakrar
Title: Vice President

[Signature Page to Guarantee]